UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

March 27, 2006

ESCHELON TELECOM, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-50706	41-1945204
(Commission File No.)	(IRS Employer Identification No.)

730 Second Avenue

Minneapolis, MN  55402

(Address of principal executive offices and zip code)

(612) 376-4400

(Registrant’s telephone number, including area code)

Item 1.01.              Amendment of a Material Definitive Agreement

On March 27, 2006, Eschelon Operating Company (the “Company”), Eschelon Telecom, Inc. (the “Parent”), each of its existing and future domestic restricted subsidiaries (together with the Parent, the “Guarantors”) and The Bank of New York Trust Company, N.A. (the “Trustee”) entered into a Fourth Supplemental Indenture (the “Supplemental Indenture”), which is a supplement to that certain indenture entered into by the same parties on March 17, 2004, pursuant to which the Company has issued 8 3/8% Senior Second Secured Notes due 2010 (the “Notes”).  The parties entered into the Supplemental Indenture in order to facilitate the issuance of unit certificates to represent the Notes that constitute unit securities, as described in the Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.1.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

4.1	Fourth Supplemental Indenture dated March 27, 2006, between Eschelon Operating Company, the various Guarantors and Bank of New York Trust Company, N.A., as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 31, 2006	Eschelon Operating Company

/s/ Geoffrey M. Boyd
	By:	Geoffrey M. Boyd
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Fourth Supplemental Indenture dated March 27, 2006, between Eschelon Operating Company, the various Guarantors and Bank of New York Trust Company, N.A., as Trustee.